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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A
                               (AMENDMENT NO. 2)

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported)    November 19, 1996
                                                    ------------------------
                               EuroMed, Inc.
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           (Exact name of registrant as specified in its charter)



       Nevada                         0-27720                    88-031770
     ----------                     -----------              -------------------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation                File Number)             Identification No.)


       Wilhelminakanaal Noord 6, NL 4902VR Oosterhout, The Netherlands
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     (Address of principal executive offices)                (Zip Code)


  Registrant's telephone number, including area code    011-31-16-203-7440
                                                     -------------------------
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Reference is made to the Current Report on Form 8-K filed by the Company on
November 26, 1996 (the "Form 8-K"). The Form 8-K was amended in its entirety by the Current Report on Form 8-K/A (Amendment No. 1) filed on December 12, 1996 and is being further amended by the following:

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 19, 1996, KPMG Accountants N.V. ("KPMG") resigned as EuroMed, Inc.'s independent public accountant. No report of KPMG for EuroMed has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. There have been no disagreements between KPMG and EuroMed as described in Item 304(a)(1)(iv) of Regulation S-K or events of the kind set forth in Item 304(a)(1)(v) of Regulation S- K.

         EuroMed provided KPMG with the above disclosures prior to filing the Form 8-K with the Commission. KPMG responded to the above disclosures by stating that they resigned as principal accountants for EuroMed because they believe that the current internal control structure of EuroMed is not adequate to develop reliable financial statements. KPMG did not disclose to EuroMed specific concerns or problems. EuroMed has requested that KPMG provide it with such information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         Exhibit No.                       Description
         -----------                       -----------
         16                                Letter Regarding Change in Principle
                                           Accountant by KPMG Accountants (1)



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         (1)     Previously filed.
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                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EUROMED, INC.



Date:  January 3, 1997                  By: /s/ Robert A. Shuey, III
                                           ------------------------------------
                                                Robert A. Shuey, III
                                                Co-Chief Executive Officer










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